Exhibit 10.2A

DEED OF ASSIGNMENT OF INTELLECTUAL PROPERTY

Spin AI Inc. · Katizie Bakht Murad (Assignor)

Dated: March 18, 2026

1. Recitals

This Deed implements the transfer contemplated by the IP Assignment Agreement dated March 18, 2026 (Exhibit 10.2). Capitalized terms used herein have the meanings given in that Agreement.

2. Operative Assignment Words

In consideration of the covenants in the IP Assignment Agreement and the Promissory Note (Exhibit 10.2B), the Assignor hereby assigns, conveys, transfers, sets over, and delivers to the Assignee, absolutely and forever, all of the Assignor’s right, title, and interest, legal and beneficial, in and to the Assigned IP described in Schedule A (identical to the Schedule A of the IP Assignment Agreement), TO HAVE AND TO HOLD the same unto the Assignee, its successors, and assigns.

3. Further Assurances

The Assignor shall, at the reasonable request and expense of the Assignee, execute and deliver all such further documents and do all such further acts as may reasonably be required to give full effect to this Deed, including domain registrar transfer forms, USPTO/USCO filings, and any additional instruments perfecting title.

4. No Prior-Employer Claims

The Assignor represents and warrants that the Assigned IP is not subject to any claim by a prior employer, graduate institution, or third party. Specifically regarding Signalframe NV (the Assignor’s employer through August 31, 2025), the Assignor incorporates by reference the representations in the Prior-Employer IP Certification (Doc 23), including: (a) employment timeline; (b) subject-matter distinction; (c) clean-room development practices; and (d) review of Signalframe employment agreement provisions.

5. Domain Transfers

Within 30 days of the Effective Date (by April 17, 2026), the Assignor shall initiate registrant-transfer procedures with each domain registrar for the domains listed in Schedule A. Status of these transfers is tracked in Doc 24 IP Registration Status Tracker.

6. Witness / Acknowledgment

Executed as a deed.

/s/ Katizie Bakht Murad

Katizie Bakht Murad
Assignor · March 18, 2026

/s/ Nevio Muller

Nevio Muller
Director, for Spin AI Inc. · March 18, 2026

1

SCHEDULE A — ASSIGNED IP

Nine technical components aggregating to $61,300 face value; see Schedule A of IP Assignment Agreement (Doc 14) for full component descriptions. Schedules A of Doc 14 and Doc 15 are identical.

Spin AI Inc. — IP Assignment Instrument — Dated March 18, 2026

2